UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2026

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

8360 E. Raintree Drive, #230 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement of Sale

On May 1, 2026, Zoned Properties, Inc. (the “Company”), through its wholly owned subsidiary ZP RE MI Woodward, LLC, a Michigan limited liability company (the “Seller”) entered into and closed on an Agreement of Sale and Escrow Instructions (the “Woodward Agreement”) with Woodward RE 1 LLC, a Michigan limited liability company, or its nominee (“Woodward Buyer”).

Pursuant to the Woodward Agreement, Seller agreed to sell to the Woodward Buyer: (i) Seller’s fee interest in the real estate property located at 23600 Woodward Avenue, Ferndale, Michigan APN No. 24-25-27-181-006 (the “Fee Property”); (ii) Seller’s vendee interest in that certain the Land Contract dated November 30, 2022 related to APNs 25-27-181-004 & 25-27-181-005, with a commonly known address of 23622 & 23616 Woodward Avenue, Pleasant Ridge, Michigan with THE THOMAS A. PEARLMAN REVOCABLE TRUST U/A/D 6/13/2005, as vendor (the “Pearlman Land Contract”); (iii) Seller’s vendee interest in that certain Land Contract dated February 23, 2023 related to APN 25-27-181-003, with a commonly known address of 23634 Woodward Avenue, Pleasant Ridge, Michigan with GANGNIER INVESTMENTS LLC, a Michigan limited liability company, as vendor (the “Gangnier Land Contract”); and (iv) Seller’s interest in that certain Licensed Cannabis Facility Absolute Net Lease Agreement dated December 1, 2022 with respect to the Fee Property and the (the “Woodward Lease,” and collectively with the Fee Property and land contract interests, the “Woodward Property”).

The aggregate purchase price for the Woodward Property is $700,000, plus Woodward Buyer’s assumption of all obligations and outstanding balances under the Pearlman Land Contract and Gangnier Land Contract (being $1,327,371 and $374,826, respectively). The Woodward Agreement further provides for a $100,000 purchase price credit if closing occurs on or prior to May 1, 2026, subject to extension in the event of delay caused solely by Seller.

At closing, Seller conveyed the Fee Property by covenant deed and assigned its interests in the Pearlman Land Contract. Gangnier Land Contract, and Lease to the Woodward Buyer, and the Woodward Buyer assumed the related obligations.

The Woodward Agreement contains customary representations and warranties of Seller, including with respect to authority, absence of conflicting agreements, and certain matters relating to litigation, environmental conditions, and the land contracts, subject to knowledge qualifiers. Except as expressly set forth in the Woodward Agreement and related closing documents, the Woodward Property is being sold on an “as is, where is, with all faults” basis.

The Woodward Agreement includes provisions allocating prorations of taxes, rent, land contract payments, utilities and other customary items as of closing. Certain closing costs, including escrow fees, owner’s title insurance premiums, and transfer taxes, are to be shared equally by the Woodward Buyer and Seller, with the Woodward Buyer responsible for additional title coverage and any lender’s policy.

Seller’s obligations under the Woodward Agreement are subject to the condition that the Woodward Buyer obtain required consents from the applicable land contract vendors and that Seller is released from liability under the Pearlman Land Contract and Gangnier Land Contract.

Assignment Agreements

In connection with the closing, the parties have entered into, or will enter into (i) and Assignment and Assumption of Land Contract with respect to the Pearlman Land Contract among Seller, the Woodward Buyer, and Thomas A. Pearlman, Trustee of the Thomas A. Pearlman Revocable Trust u/a/d 6/13/2005 (the “Pearlman Land Contract Assignment”); (ii) an Assignment and Assumption of Land Contract with respect to the Gangnier Land contract among Seller, the Woodward Buyer, and Gangnier Investment, LLC (the “Gangnier Land Contract Assignment”); and (iii) an Assignment and Assumption of Lease among Seller, the Woodward Buyer, and Rapid Fish 2, LLC, as tenant (the “Lease Assignment” and together with the Pearlman Land Contract Assignment and Gangnier Land Contract Assignment, the “Assignment Agreements”).

Each of the Assignment Agreements is conditioned upon, and becomes automatically effective upon the consummation of the closing of the transaction contemplated by the Woodward Agreement, and will be of no force or effect if such closing does not occur. From and after the effective time of such closing, (i) Seller will assign to the Woodward Buyer all of its right, title, and interest in and to the applicable land contract or Lease, as applicable, and (ii) the Woodward Buyer will assume and agree to perform all obligations of Seller arising under such agreements from and after the effective date thereof.

Under the Assignment Agreements, the Woodward Buyer does not assume liability for obligations arising prior to the effective time of the assignments, and Seller retains such pre-closing liabilities. In addition, each applicable counterparty (including the land contract sellers and the tenant under the Lease) has consented to the applicable assignment and has agreed to release Seller from liabilities arising under the assigned agreements from and after the effective time of such assignment.

The foregoing descriptions of the Woodward Agreement and Assignment Agreements, and each of them, are qualified in their entirety by reference to the full text of such agreements. The Assignment Agreements are included as exhibits to the Woodward Agreement. Copies of the foregoing agreements are filed in Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Agreement of Sale and Escrow Instructions, dated May 1, 2026, by and between ZP RE MI Woodward, LLC and Rapid Fish, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: May 5, 2026	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer & Chief Financial Officer

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